SGI Q1 FY09 Results November 4, 2008 Exhibit 99.2

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SGI Proprietary & Confidential
Legal Disclaimers
This presentation contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein, including: significant demands on our working capital continuing, and our potential inability to recoup significant expenditures made to support backlog requirements; our cash position possibly being insufficient to meet operating needs, and our potential inability to restructure our debt and raise additional capital; our ability to raise additional capital in the future on commercially attractive terms or at all, the failure to obtain which would restrict our growth and impair our ability to operate; our possible failure to attain profitability on a quarterly, annual or sustained basis and the impact on our business of cost reduction initiatives to bring costs more in line with current revenues; our potential inability to manage the transition to our new business plan effectively, which could adversely affect our business and operating results; our failure to continue to keep revenues stabilized, control expenses and manage our gross margins and working capital, delays in the conversion of backlog to revenue due to application of
SOP 97-2, shipment delays and the other risks and uncertainties discussed  under the caption “Risk Factors” and elsewhere in SGI’s Form 10-K or Form 10-Q most recently filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. SGI disclaims any intent or obligation to update these forward-looking statements.
In this presentation, SGI uses certain pro forma financial measures that are not calculated in accordance with GAAP, or non-GAAP financial measures. These measures are referred to as “pro forma” in this presentation. In addition, SGI uses bookings and backlog to measure performance. Management believes that these non-GAAP financial measures, bookings and backlog are useful to investors because they facilitate period to period comparisons of SGI performance and because they help investors view our results of operations through the eyes of management and our lenders. SGI’s credit line covenants, management reporting and incentive plans are measured against certain of these non-GAAP financial measures.
A reconciliation of the non-GAAP financial measures set forth above and used in this presentation is posted on our Web site at www.sgi.com/investors and is included in our November 4, 2008 press release announcing our financial results for the quarter ended September 26, 2008.

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SGI Proprietary & Confidential
Topics
• Introductory Comments — Bo Ewald, CEO
• Q1 FY09 Results — Kathy Lanterman, CFO
• Sales Update — Doug Britt, SVP Sales
• Company Directions — Bo Ewald
– The Graphics Back in Silicon Graphics

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SGI Proprietary & Confidential
• Key Wins:
– NASA Ames Research Center – installed next phase of NASA’s largest computer
– Ford – SGI “Hybrid” computing environment
–
Classified Customers –
shared memory systems for large data analysis problems
• Fast Computers — Fast Swimmers
– Swimmers shattered records at the Olympics with Speedo Fastskin
®
LZR Racer
®
swimwear
– Designed in part on SGI computers at Speedo’s Aqualab R&D facility
• Big Data — Oracle Optimized Warehouse
– SGI
®
Adaptive Data Warehouse has been validated to 5 Terabytes (TB)
• Save Energy — Altix Blade Servers Earn Rare Industry Certification for Energy
Efficiency
– All our blade-based servers incorporate 80 PLUS
®
certified power supplies
– SGI was the first server manufacturer to ship 80 PLUS certified single-output power supplies for redundant data center applications.
• Barb Stinnett joined in July to lead and grow worldwide Services & Solutions business
Business Highlights

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SGI Proprietary & Confidential
Topics
• Introductory Comments — Bo Ewald, CEO
• Q1 FY09 Results — Kathy Lanterman, CFO
• Sales Update — Doug Britt, SVP Sales
• Company Directions — Bo Ewald
– The Graphics Back in Silicon Graphics

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SGI Proprietary & Confidential
• Performed within ranges provided in Q4 for Bookings and Revenue
– Revenue was at the high end of the range
– Delivered the first significant milestone in a multi-year contract to supply
NASA with its next major supercomputer
• Revenue stable
– Sequentially and compared to prior year, across all products and services
– Company approaching inflection point on Service business with two quarters of incremental growth
• Professional Services has achieved Q/Q and Y/Y growth last two quarters
• Gross margins trending down due to a mix shift to lower-margin cluster server products, which also carry longer warranties
• Opex decreased as we tightly manage our expenses and drive toward a lower operating breakeven in FY09
• Inventory dropped by over $20M to $51M and turns increased
• Cash down slightly to $36M
– continue to successfully manage our working capital in this challenging economic environment
Financial Highlights for Q1 FY09

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SGI Proprietary & Confidential
1 Non-GAAP results exclude restructuring, fresh start accounting, non-cash impact of LXNI asset acquisition, stock based compensation expense and impact of implementing software revenue recognition
2 Backlog is defined as bookings for products and professional services for which we have not yet recognized revenue, excluding the value of our
Customer Support (CS) contracts.
3 Bookings are new orders for products and professional services taken in the quarter, also excluding the value of our CS contracts.
4 EBITDAR as calculated under the terms of our loan agreement
Financial Results
Q108 Q208 Q308 Q408 Q109 Q108 Q208 Q308 Q408 Q109
Backlog² $113M $163M $202M $241M $244M $65M $96M $134M $147M $125M
Bookings³
$77M $100M $83M $96M $58M $77M $100M $83M $96M $58M
Revenue $91M $90M $79M $94M $93M $121M $109M $81M $121M $118M
Products Std
Profit Margin 42.2%
Products Gross
Profit Margin
19.5%
Services Gross
Profit Margin 41.5%
Gross Margin 30.2% 30.9% 23.5% 31.4% 31.5% 34.3% 35.7% 26.9% 36.9% 30.1%
Operating
Expense $59M
Operating Profit
(Loss) ($31M)
EBITDAR ($4M) ($11M) ($26M) ($3M) ($7M)
Unrestricted Cash
$55M $33M $43M $40M $36M $55M $33M $43M $40M $36M
GAAP Non-GAAP¹
37.7% 41.1% 48.8% 46.1% 36.1% 45.4% 42.2% 45.3% 38.0%
17.3% 10.8% 29.3% 22.9% 24.6% 31.0% 15.1% 34.2% 23.8%
43.1% 34.1% 33.5% 39.7% 47.9% 41.3% 36.1% 40.6% 37.9%
$55M $59M $58M $56M $51M $55M $53M $53M $49M
($27M) ($41M) ($29M) ($27M) ($13M) ($10M) ($16M) ($31M) ($8M)
4

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SGI Proprietary & Confidential
Bookings Results by Product Line ($M)
BOOKINGS BY SEGMENT (Pro Forma) 1Q08 2Q08 3Q08 4Q08 FY08 1Q09
B/(W)
Prior
Year
Quarter
% vs
prior
Year
Quarter
B/(W)
prior
Quarter
%
Change
prior
Quarter
Computer Systems Products:
Shared Memory $17.6 $25.8 $26.8 $18.6 $88.8 $13.7 ($3.9) -22% ($4.9) -26%
Cluster 14.6 30.4 22.9 33.0 100.9 17.6 3.0 21% (15.4) -47%
Storage 13.1 23.7 11.1 14.6 62.5 11.8 (1.3) -10% (2.8) -19%
Software 2.6 2.4 2.2 3.4 10.6 3.0 0.4 15% (0.4) -12%
Other 13.9 4.8 7.0 5.8 31.5 3.5 (10.4) -75% (2.3) -40%
Total Products Bookings 61.8 87.1 70.0 75.4 294.3 49.6 (12.2) -20% (25.8) -34%
80.3% 86.8% 84.5% 78.4% 82.6% 85.1%
Services:
Professional Services 15.2 13.3 12.8 20.8 62.1 8.7 (6.5) -43% (12.1) -58%
Total Services Bookings 15.2 13.3 12.8 20.8 62.1 8.7 (6.5) -43% (12.1) -58%
19.7% 13.2% 15.5% 21.6% 17.4% 14.9%
Total Bookings $77.0 $100.4 $82.8 $96.2 $356.4 $58.3 ($18.7) -24% ($37.9) -39%

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SGI Proprietary & Confidential
Revenue Results by Product Line ($M)
REVENUE BY SEGMENT (Pro Forma) 1Q08 2Q08 3Q08 4Q08 FY08 1Q09
B/(W) prior
Year Quarter
% vs prior
Year Quarter
B/(W) prior
Quarter
% vs prior
Quarter
Computer Systems Products:
Shared Memory $36.1 $23.9 $12.0 $20.6 $92.6 $18.1 ($18.0) -50% ($2.5) -12%
Cluster 14.3             10.1             9.2                24.9             58.5             25.8             11.5 80% 0.9 4%
Storage 11.1             15.2             7.8                13.7             47.8             13.4             2.3 21% (0.3) -2%
Software 2.6                2.4                2.2                3.4                10.6             4.3                1.7 65% 0.9 26%
Other 6.2                7.8                4.6                7.0                25.6             3.4                (2.8) -45% (3.6) -51%
       Total Products Revenue 70.3             59.4             35.8             69.6             235.1           65.0             (5.3)              -8% (4.6)              -7%
58.2% 54.4% 44.3% 57.3% 54.4% 55.3%
Services:
Customer Support 42.1             39.9             36.2             38.5             156.7           37.6             (4.5) -11% (0.9) -2%
Professional Services 8.3                9.8                8.9                13.4             40.4             14.9             6.6 80% 1.5 11%
       Total Services Revenue 50.4             49.7             45.1             51.9             197.1           52.5             2.1                4% 0.6                1%
41.8% 45.6% 55.7% 42.7% 45.6% 44.7%
       Total Revenue $120.7 $109.1 $80.9 $121.5 $432.2 $117.5 ($3.2) -3% ($4.0) -3%

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SGI Proprietary & Confidential
Topics
• Introductory Comments — Bo Ewald, CEO
• Q1 FY09 Results — Kathy Lanterman, CFO
• Sales Update — Doug Britt, SVP Sales
• Company Directions — Bo Ewald
– The Graphics Back in Silicon Graphics

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Digital Media Production
Real-Time Data Storage: NAS/SAN/Global File System
Centralized real-time data storage solution for newsroom production for all RTL-owned broadcast stations in Germany  (RTL, RTL2, VOX, Disney Channel, n-tv, Super RTL)
7x24 mission-critical production for all news (TV)
130 news editorial organizations will relay on the system
Opportunity: Radio Télévision Luxembourg
(RTL)
4 Altix 450 as NAS (4-way HA), 2 Altix 450 as NAS (2-way HA), 1 Altix 450 as NAS (hot standby)
3 IS 15000 (main storage), 7 IS 220 (metadata storage), 1 IS 6700 (main storage, Berlin)
7 XE250 (metadata servers, 4-way HA)
7 64 port Brocade switches
3 global StorNext file systems
7 x 24 services and support
SGI Solutions/Products
Full high-performance, real-time storage solution with concurrent data access from NAS and SAN
Main contractor to glue the heterogeneous world together
Successful “proof of concept”
Building blocks to extend the future requirements for NAS, SAN, capacity, and I/O performance
Proves SGI as “one-stop shop”
for performance-relevant solutions
SGI Value

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Adaptive Data Warehousing
Real-Time Customer Incentives, Analytics, and Data Mining
Real-time slot machine player tracking and incentives
Online analytical processing
Data mining
Millions of transactions per day — 24x7
Opportunity: Konami Gaming, Inc. —
Casino Gaming
Altix 450 servers, InfiniteStorage 4000 RAID arrays
Support
SGI Solutions/Products
Real-time performance with high memory and I/O bandwidth to track the progress of every game
Server performance to provide real-time player feedback
Single server has the capacity to replace multiple servers used in other offerings
SGI Value

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Visualization
Real-Time Remote Graphics
HPC usage for CAE software suite
Consolidation of visualization with HPC and storage resources
Interactive visualization of results on remote desktops
Opportunity: Large Manufacturing Company
512 core SGI
®
Altix
®
ICE server for HPC
20 Silicon Graphics
®
Virtu™ VN200 visual servers for visualization and added HPC power
Silicon Graphics
®
RemoteVUE™ software
15 TB of Panasas ActiveStore parallel storage cluster
Services and support
SGI Solutions/Products
High-performance visualization from consolidate resources
“Green” architecture based on industry-standard processors
Factory integrated and tested solution
SGI Value

Slide 14
SGI Proprietary & Confidential
Topics
• Introductory Comments — Bo Ewald, CEO
• Q1 FY09 Results — Kathy Lanterman, CFO
• Sales Update — Doug Britt, SVP Sales
• Company Directions — Bo Ewald
– The Graphics Back in Silicon Graphics

Introduces The Power To VUE

Slide 16 SGI Proprietary & Confidential Today’s Challenges Information Overload Big Complex Data Giving Real-time Information To Global Users

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SGI Proprietary & Confidential
The VUE Solution
VUE Everything
SoftVUE
PowerVUE
VUE Any Way You Want It
FusionVUE
VUE Anywhere
RemoteVUE
VUE Anything
FusionVUE
Applications
Streaming
Media
Images
3D Models

Slide 18 SGI Proprietary & Confidential VUE Information the Way We Experience Our World Contextual Intuitive Dimensional

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SGI Proprietary & Confidential
Market VUEs
"With VUE, Silicon Graphics draws on decades of visualization leadership to once again offer a product designed to support game-changing innovation…VUE aims to enable businesses and consumers to visualize information with unprecedented clarity and simplicity.” —
Earl Joseph IDC, program vice president,
High Performance Computing
“There are whole classes of users that have been stymied till now because their datasets were so large they could not view all of the data at once — and those data sets are only going to get larger. This is a definite breakthrough.”
—
Jon Peddie, Founder, Jon Peddie Research
“A tool like VUE is going to open a lot of new opportunities and trends.”
—
Louisiana Immersive Technology Enterprise
“With VUE, we could potentially go into a virtual world and show you plays based on a three-dimensional space.” —
NBA Entertainment
“If I had to choose one partner to work with, I’d choose Silicon Graphics for its phenomenal capabilities in the area of visualization.”
— NIMSAT Institute

Slide 20 SGI Proprietary & Confidential